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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                    ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: FEBRUARY 1, 1999


                              CINCINNATI BELL INC.
             (Exact Name of Registrant as Specified in its Charter)


           Ohio                           1-8519                 31-1056105
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)


       201 East Fourth Street
           Cincinnati, Ohio                                          45202
(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (513) 397-9900

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Item 5. Other Events

        On February 1, 1999, Cincinnati Bell Inc. announced that John T. LaMacchia will retire as President and Chief Executive Officer of Cincinnati Bell Inc. on February 28, 1999. Richard G. Ellenberger, Chief Operating Officer of Cincinnati Bell Inc., will succeed Mr. LaMacchia as President and Chief Executive Officer.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                              CINCINNATI BELL INC.


                                             By: /s/ Kevin W. Mooney
                                                --------------------------------
                                                Kevin W. Mooney
                                                Chief Financial Officer


Date: February 4, 1999